CORPORATE OVERVIEW

IMPROVING PRESCRIPTION DRUG SAFETY THROUGH CHEMISTRY

ENSYSCE BIOSCIENCES

Disclaimer

Ensysce's PF614 and nafamostat are currently in clinical and pre-clinical trials, involving both the TAAP platform and MPAR platform. Accordingly, PF614 and nafamostat have the risks and uncertainties inherent in any drug in trial-phase, which include, but are not limited to, a failure to show sufficient efficacy to obtain FDA approval, the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed herein and the possibility that presently unknown safety risks may occur. The statements made concerning PF614, nafamostat, TAAP and MPAR are subject to the complete set of risks set forth in the Company's Risk Factors disclosure found in Leisure Acquisition Corp.'s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on March 15, 2021.

Forward Looking Statements

Statements contained in this presentation that are not purely historical may be deemed to be forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. Without limiting the foregoing, the use of words such as "may," "intends," "can," "might," "will," "expect," "plan," and other similar expressions are intended to identify forward-looking statements. The product candidates discussed are in clinic and not approved and there can be no assurance that the clinical programs will be successful in demonstrating safety and/or efficacy, that Ensysce will not encounter problems or delays in clinical development, or that any product candidate will ever receive regulatory approval or be successfully commercialized. All forward-looking statements are based on estimates and assumptions by Ensysce's management that, although Ensysce believes to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that Ensysce expected. In addition, Ensysce's business is subject to additional risks and uncertainties, including among others, the initiation and conduct of preclinical studies and clinical trials; the timing and availability of data from preclinical studies and clinical trials; expectations for regulatory submissions and approvals; potential safety concerns related to, or efficacy of, Ensysce's product candidates; the availability or commercial potential of product candidates; the ability of Ensysce to fund its continued operations, including its planned clinical trials; and Ensysce's and its partners' ability to perform under their license, collaboration and manufacturing arrangements. These statements are also subject to a number of material risks and uncertainties that are described in Ensysce's most resent definitive proxy statement/prospectus relating to the recently completed business combination with LACQ. Any forward-looking statement speaks only as of the date on which it was made. Ensysce undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required under applicable law.

ENSYSCE OVERVIEW



OVERVIEW

Ensysce is a clinical-stage biotech company seeking to improve the safety of prescription drugs by applying its breakthrough, proprietary technology platforms to reduce abuse an overdose.

- **CLINICAL STAGE COMPANY:**
  - **Two new** platforms that aim to **eliminate opioid abuse (TAAP)** and **prevent drug overdose (MPAR)**
  - **Covistat**, an Ensysce subsidiary, is repositioning a protease inhibitor program for an **COVID-19 Therapeutic** and **Cystic Fibrosis**.
- **FDA FAST TRACK:** lead drug product PF614
- **NIH/NIDA government awards:** **major funding through 2024**[(1)]
- **NEW CLASS OF PAIN DRUGS TARGETED TO LAUNCH 2024**



Note:
1) A portion of funding subject to reaching clinical development milestones.

UNMET NEED TO ADDRESS SOCIETAL CRISIS

MORE PAIN.

50M
chronic pain
sufferers

Opioid prescriptions constitute **more than half** of the total prescription pain market with more than **153m** opioid prescriptions every year

MORE PAIN KILLERS.

191M
opioid prescriptions
per year

Chronic pain, which is caused by rising incidences of **cancer, arthritis, post-surgical pain** and **low back pain**, means more people are turning to pain killers (opioids)

MORE PAIN KILLERS THAT KILL.

222
deaths / day
from opioid overdose

$560B
in costs
per year

But **drugs have turned deadly**, with rates of opioid abuse and death by **overdose skyrocketing** around the globe.

ANNUAL
Prevalence of Opioid Use Globally


ARCTIC OCEAN
NORTH ATLANTIC OCEAN
SOUTH PACIFIC OCEAN
SOUTH ATLANTIC OCEAN
INDIAN OCEAN
SOUTHERN OCEAN
Latest Prevalence
0.1
5.2

Source: Data collected from National Authorities through Annual Reports Questionnaire (ARQ)

CHRONIC PAIN SUFFERERS WITH

OUT OF CONTROL PAIN CONTROL

Opioid abuse stems from the desire to increase the **onset of euphoria**, its **intensity,** and its **duration**.





This can be done by:

Breaking down the pill (physically or chemically) for quick digestion, inhalation or injection.

Taking more and more medication by swallowing, snorting or injecting it.

Opioid Evolution –
The Next Generation of Opioids is Here

GEN 1
Tinctures and potions


Sirup.
opiat.

GEN 2
Pharmaceuticals



Immediate release opioids

GEN 3
Abuse Deterrent Formulations


OxyContin® Tablets
(oxycodone hydrochloride controlled-release)



Physical formulation approach
ER release to reduce abuse

Next GEN 4
TAAP and MPAR™


Opioid

Chemical modification with 2 step activation

SOLVING FOR OPIOID ABUSE + OVERDOSE

ENSYSCE HAS CREATED TWO NEW DRUG PLATFORMS, TAAP AND MPAR™, THAT ARE DESIGNED TO COMBAT ABUSE AND PREVENT OVERDOSE

TAAP PLATFORM

TAAP designed to prevent drug abuse by using its innovative two step release

1. **EFFECTIVE:** TAAP relieves pain just as well as traditional opioids and has a longer pain relief time compared to traditional opioids
2. **SAFE:** TAAP side effects are limited to those of traditional opioids
3. **PROTECTIVE:** TAAP delivers pain relief without the ability to achieve instant euphoria

Ensysce™ biosciences

INTEGRATED PRODRUG TECHNOLOGY PLATFORM

Combining **anti-abuse** and **anti-overdose** technology to create new classes of prescription drugs that are expected to be powerful and safe for everyone

MPAR™ PLATFORM

MPAR™ designed to prevent drug overdose by inhibiting the release of a drug when excessive amounts are taken

1. **EFFECTIVE:** MPAR™ prevents activation and full release of TAAP opioids if more than the prescribed does is consumed
2. **SELECTIVE:** MPAR™ is only triggered during an overdose

Ensysce's PF614 and nafamostat are currently in clinical and pre-clinical trials, involving both the TAAP platform and MPAR™ platform. Accordingly, PF614 and nafamostat have the risks and uncertainties inherent in any drug in trial-phase, which include, but are not limited to, a failure to show sufficient efficacy to obtain FDA approval, the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed herein and the possibility that presently unknown safety risks may occur. TAAP and MPAR™ designed to accomplish these results. There can be no assurance that these results will continue to be demonstrated in clinical trails and the products will be successfully developed. The statements made concerning PF614, nafamostat, TAAP and MPAR™ are subject to the complete set of risks set forth in the Company's Risk Factors disclosure found in Leisure Acquisition Corp.'s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on March 15, 2021.

Innovation Drives Our Strategy



TAAP

TRYPSIN-
ACTIVATED
ABUSE
PROTECTION

TAMPER-PROOF ANTI-ABUSE PLATFORM

TAAP opioids are designed with a **2-step verification mechanism** that cannot be “cracked” like abuse deterrent formulations, thus delivering a **highly effective solution** to combat drug abuse

- **TAAP is only activated by trypsin**, a digestive enzyme that exists only in the gut; therefore crushing, inhaling or injecting it will not cause the opioid to be released faster to produce pleasure/euphoria
- **TAAP chemically modifies** the opioid, thereby eliminating the potential abuse by the patient through physical means (e.g., crushing and subsequent injection)
- **TAAP PF614 provides 12hrs+ of pain relief**, providing true twice-daily dosing giving 24-hour all-day pain relief

Ensysce’s PF614 and nafamostat are currently in clinical and pre-clinical trials, involving both the TAAP platform and MPAR platform. Accordingly, PF614 and nafamostat have the risks and uncertainties inherent in any drug in trial-phase, which include, but are not limited to, a failure to show sufficient efficacy to obtain FDA approval, the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed herein and the possibility that presently unknown safety risks may occur. TAAP and MPAR designed to accomplish these results. There can be no assurance that these results will continue to be demonstrated in clinical trails and the products will be successfully developed. The statements made concerning PF614, nafamostat, TAAP and MPAR are subject to the complete set of risks set forth in the Company’s Risk Factors disclosure found in Leisure Acquisition Corp.’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on March 15, 2021.

TAAP

MECHANISM OF ACTION

<u>**TWO-STEP**</u> RELEASE PROCESS

- The drug is activated by the enzyme trypsin only when it reaches the gut, preventing abuse outside the body
- The inactive drug releases active oxycodone gradually in the blood, preventing immediate onset and abuse


opioid + linker : amino acid
STEP 1
ACTIVATION
1
+ trypsin
exists in the
gut only
opioid + linker
amino acid
STEP 2
RELEASE
2
+ time
chemically designed
release timing
T = 1 to 6 hours
Fast = IR (immediate release)
Slow = ER (extended release)
Free and active drug
absorbed into blood
opioid
cyclic
urea

PF614 MATCHES OXYCONTIN EXTENDED RELEASE PROFILE

PF614 TAAP: PRECLINICAL DATA



Oxycodone mean concentration (ng/mL)
200
150
100
50
0
0
2
4
6
8
10
12
Time (hr)
Untampered OxyContin dog 20 mg
PF614 dog 9 mg

- PF614 chemically releases oxycodone with the **same extended release (ER) profile as OxyContin**
- The same release profile demonstrates that PF614 can achieve **similar pain relief** as OxyContin

PF614 Extended Release profile dose not change with manipulation

Based on pre-clinical and phase I data Ensysce believes its opioid PF614 to be abuse-resistant and safe without compromising on efficacy, de-risking the further development

- **Unlike OxyContin**, Ensysce's opioid PF614, even when crushed, releases oxycodone only slowly in the blood, thereby preventing euphoria (pleasure) and abuse
- In pre-clinical studies, PF614 achieved similar concentrations and duration of action in the blood as the current opioid, establishing **similar efficacy in pain-relief as OxyContin**
- Phase I trial data **demonstrated that PF614 is safe** to use in humans without causing any major side effects such as severe allergic reaction (anaphylaxis), seizures or heart attack

Blood Concentration of Opioid Vs. Time



Oxycodone mean concentration (ng/mL)
200
150
100
50
0
2
4
6
8
10
12
Time (hr)
CRUSHED
Oxycodone 20mg
UNTAMPERED
OxyContin 20mg
CRUSHED
PF614 9 mg

Pre-clinical data in dogs comparing Ensysce's opioid against current opioid OxyContin ***demonstrated that Ensysce can prevent opioid abuse*** *while OxyContin cannot*

ENSYSCE SOLUTION VS. THE COMPETITION

TAAP–modified oxycodone designed to provide longer pain relief and a lower risk for abuse than the traditional oxycodone

	Oxycodone	VS	TAAP LEAD CANDIDATE PF614
Opioid Receptor Binding	HIGH AFFINITY: increasing the strength of binding to receptors and hence, promoting pleasure (euphoria)		LOW AFFINITY: without GI activation, reducing the binding to receptors and hence, minimal side effect
CNS Penetration	HIGH CNS PENETRATION thereby increasing the amount of drug in the brain to bind to receptors and providing euphoria		LOW CNS PENETRATION thereby limiting the amount of drug in the brain to bind to receptors and preventing euphoric side effect
Manipulation	CAN BE MANIPULATED by crushing to provide active opioid immediately and therefore, opioid abuse		CANNOT BE MANIPULATED to provide active opioid immediately; **must** be swallowed and released in gastrointestinal tract, thereby preventing abuse
Inhalation / Injection	ACTIVE IMMEDIATELY if inhaled or injected		INACTIVE if inhaled or injected
Half-Life	5 -7 HOURS, yet prescribed twice a day		12 HOURS, **truly** twice a day

MPAR™

MULTI-
PILL
ABUSE
RESISTANT

SMART ANTI-OVERDOSE PLATFORM

MPAR™ is a smart anti-overdose platform that is designed **to** protect patients from overdosing when it is combined with TAAP opioids. At its essence, MPAR is a combination product of PF614 and Nafamostat.

- **MPAR™ inhibits trypsin** when too much TAAP opioid is swallowed, inhibiting full activation and opioid release, and therefore, preventing overdose-related deaths
- **MPAR™ is only triggered by an overdose**, blocking the additional doses consumed
- **The prescribed activity of trypsin will not** be affected by MPAR™, therefore making it very safe for daily use

Ensysce's PF614 and nafamostat are currently in clinical and pre-clinical trials, involving both the TAAP platform and MPAR platform. Accordingly, PF614 and nafamostat have the risks and uncertainties inherent in any drug in trial-phase, which include, but are not limited to, a failure to show sufficient efficacy to obtain FDA approval, the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed herein and the possibility that presently unknown safety risks may occur. TAAP and MPAR designed to accomplish these results. There can be no assurance that these results will continue to be demonstrated in clinical trails and the products will be successfully developed. The statements made concerning PF614, nafamostat, TAAP and MPAR are subject to the complete set of risks set forth in the Company's Risk Factors disclosure found in Leisure Acquisition Corp.'s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on March 15, 2021.

MPAR™ Mechanism of Action

COMBINATION PRODUCT WITH DOSE-TRIGGERED TRYPSIN INHIBITION

MPAR™ Combination Product Legend:



TAAP–enabled opioid
Trypsin Inhibitor

PRESCRIBED DOSE

No Interference when **normal** dose of Ensysce's opioid PF614 is taken;
Low dose of trypsin inhibitor does not affect release of the opioid

Trypsin activation releases **Free** and active **drug product**



SUB-THRESHOLD
trypsin inhibitor
DOSE THRESHOLD
ABOVE THRESHOLD
trypsin inhibitor

ATTEMPTED / ACCIDENTAL OVERDOSE

When **higher-than-normal dose** of PF614-MPAR™ is taken to attempt to cause overdose, the higher amount of trypsin inhibitor blocks the trypsin activation and reducing opioid release from PF614.

EXCESS PF614-MPAR DOSE

Activation blocked / **overdose** averted



Leveraging Our Platform to Drive Long-Term Value

TAAP & MPAR™ PORTFOLIO

DIVERSIFIED PIPELINE TO ADDRESS AREAS OF UNMET NEEDS


Discovery
Preclinical
IND
Phase I
Phase 2
Phase 3
Pain
Addiction
ADHD
TAAP
MPAR™

TAAP and MPAR™ platforms with 505(b)(2) regulatory development path

Our pipeline of pain, addiction, and ADHD candidates developed using **TAAP** & **MPAR™** show advantageous positioning.

FDA fast track

2018

FDA granted Fast Track designation for TAAP PF614.

Fast Track may expedite review of drugs to treat serious conditions that address an unmet medical need

NIH support

2018

NIDA awarded Ensysce up to $12M grant to progress MPAR™

Four year award to undertake the **pre-clinical and clinical development** of the company's opioid overdose protection platform MPAR™ (Multi Pill Abuse Resistance).

NIDA grant

2019

NIDA awarded Ensysce up to $15M grant to progress TAAP/MPAR™ for OUD

Five year award to undertake the **pre-clinical and clinical development** of the company's TAAP and MPAR™ for treatments of Opioid Use Disorder.

Key Milestones

Ensysce seeks to deliver commercial launch of PF614 by 2024

To Date

CLINICAL ● ● ● ○ IND

PIPELINE ● ● ● ●

- CMC **preparation for HAL** and **bioequivalence.**
- **MPAR™ and OUD preclinical program initated.**
- **Nafamostat** Phase 1 trial.
- **MPAR™ IND submission.**

2021

CLINICAL ● ● ● ●

PIPELINE ● ● ●

- **PF614 bioequivalence** (Phase 2) Trial initialed 07 21 (505(b)(2) approval).
- **PF614 Human Abuse Liability** (HAL) clinical trial: nasal and oral.
- PF614-MPAR Phase 1 trial initialed.
- **Nafamostat –** Phase 2 in COVID 19

2022

CLINICAL ● ● ● ● ○ IND

PIPELINE ● ●

- **PF614 Phase 3** Trial: chronic pain.
- Develop **MPAR™ overdose protection Phase 1** pipeline.
- OUD methadone IND.

2023

CLINICAL ● ● ● ● ● NDA

PIPELINE ● ●

- **PF614 NDA submission**
- Progress pipeline technology **clinical development**
- Expand **TAAP platform licensing partnerships**

CMC = Chemistry manufacturing and controls
IND = Investigational New drug application to FDA
HAL = human abuse liability studies

MPAR = overdose protection
OUD = opioid use disorder

● Designates product in development
○ Designates IND submitted

FINANCE, DRUG DEVELOPMENT & DRUG COMMERCIALIZATION



D. Lynn Kirkpatrick, PhD
Chief Executive Officer

- Co-founded 2 start up companies
- Developed three targeted small molecule oncology drugs from discovery to clinic
- Experience in private and public company raising funds from private, public and government sources



David Humphrey
Chief Financial Officer

- Extensive experience in entrepreneurial environments.
- Multiple equity and debt financing, including IPOs.
- Focused on financial infrastructure, internal controls with merger and acquisition strategies.



Geoff Birkett
Chief Commercial Officer

- Large pharma leadership experience
- Launched 5 major market-leading brands, including:
  - Nicorette
  - Prozac
  - Seroquel
  - Zomig



William K Schmidt, PhD
Chief Medical Officer

- Over 25 years of pharma industry experience, with special emphasis on discovery and development of novel analgesic and narcotic antagonist drugs
- Past President of the Eastern Pain Association, affiliate of the American Pain Society



Richard Wright, MBA
Chief Business Officer

- Background in Intellectual Property monetization, banking, venture capital
- Co-founder of an immunology biotech company, later sold to private equity



Jeffrey Millard, PhD
Chief Operating Officer

- Industrial experience in CMC (chemistry, manufacturing, and controls)
- 7 IND submissions (CDER, CBER, and IMPDs); directed CMC efforts from discovery, in-licensing to commercial launch
- PhD in Pharmaceutical Sciences from University of Arizona

BOARD of DIRECTORS



Dr. Lynn Kirkpatrick

Career focused on novel drug discovery and development

- Former Professor of Chemistry and Biochemistry, U of Regina, Canada
- Founder of ProlX Pharmaceuticals,
- Former, Chief Scientific Officer, Oncotheryon Inc.
- Founder PHusis Pharmaceutics Inc.
- President and CEO, Ensysce Biosciences Inc.



Dr. Bob Gower

Seasoned Executive and Entrepreneur

- Former President, CEO and Chairman of Lyondell Petrochemical Company
- Senior VP Atlantic Richfield Corporation
- VP ARCO Chemical
- Sinclair Oil (acquired by ARCO)
- Founder, President and CEO Carbon Nanotechnologies Inc.
- Founder and Chairman, Ensysce



Andrew Benton

President Emeritus of Pepperdine University

- Served as the seventh president of Pepperdine University from 2000–2019
- Past Chair of the Association of Independent California Colleges and Universities.
- Member of the American Bar Association



William Chang

Entrepreneur, Realty Company and Movie executive.

- CEO Westlake Realty Group and Chairman of Westlake International
- Investor in major sport leagues, movies and biosciences companies.
- USA Rugby BOD



Dr. Adam Levin

Academic and clinical orthopedic surgeon at Johns Hopkins University

- Vice Chair of Faculty Development for the Department of Orthopaedic Surgery
- Associate Professor of Orthopaedic Surgery and Associate Professor of Oncology
- Former Assistant Professor of Orthopaedic Surgery at the Zucker School of Medicine at Hofstra University



Steve Martin

Experienced Senior Executive and Chief Financial Officer

- CFO of Armata Pharmaceuticals Inc. (NYSE: ARMP)
- Former Interim CEO, CFO and senior executive of numerous life sciences companies including AmpliPhi Biosciences, Stratagene, Gen-Probe
- 10 years with Deloitte



Dr. Curtis Rosebraugh

Extensive FDA drug approval experience

- Former Director of the Office of Drug Evaluation II at the FDA
- Overseen the development and approval of over 50 new drugs
- Former Deputy Director Office of Nonprescription Products at the FDA
- Experience in the development of abuse deterrent opioid formulations

CLINICAL ADVISORY BOARD



Dr. Lynn Webster

Dr. Webster has dedicated more than three decades to becoming an expert in the field of pain management

- Former Vice President of Scientific Affairs of PRA Health Sciences,
- Past President of the American Academy of Pain Medicine
- Leading voice in trying to help physicians safely treat pain patients while actively working within the industry to develop safer and more effective therapies for chronic pain and addiction
- Board-certified in anesthesiology and pain medicine
- Certified in addiction medicine
- Lectures extensively on the subject of preventing opioid abuse and criminal diversion in chronic pain patients
- Has played an instrumental role in the industry as a strong advocate for safe and effective pain resolution methods



Dr. Jeffrey Gudin

Dr. Gudin is director of pain and palliative care at Englewood Hospital and Medical Center, New Jersey

- Board-certified in pain medicine, anesthesiology, addiction medicine, and hospice/palliative medicine, and a medical acupuncturist
- An active speaker and advisor,
- Clinical and research focus includes post-operative pain management, opioid abuse and potential solutions
- Focused on increasing clinician awareness of pain assessment and risk management



Dr. Richard Dart

Dr. Dart is the Director of the Rocky Mountain Poison and Drug Center and specializes in emergency medicine and toxicology

- Certified by the American Board of Emergency Medicine and American Board of Medical Toxicology
- Director of the Rocky Mountain Poison and Drug Center since 1992
- Executive Director of Researched Abuse, Diversion and Addiction-Related Surveillance System (RADARS)
- Has published more than 250 papers and chapters
- Served as editor for the book, *The 5-Minute Toxicology Consult* , and the third edition of *Medical Toxicology*

Key Investment Highlights

Unmet Need – With individuals suffering from severe pain and need for safer options Ensysce has focused on using its TAAP and MPAR technology to help address the need.

Revolutionary Abuse-Resistant Opioids – Ensysce believes it has developed a breakthrough technology to deliver opioids that provide effective pain relief without instant euphoria that leads to abuse.

Successful Phase I Data – Phase I data have demonstrated Ensysce's opioid PF614 as abuse-resistant and safe without compromising on efficacy; PF614 expected to launch by 2024 generating revenue for ongoing programs.

De-Risked and Accelerated FDA Milestones – Ensysce secured FDA Fast-Track Designation and is using the 505(b)(2) regulatory pathway, which could substantially reduce the trial/regulatory risk and potential time and cost to market.

Breakthrough Technology Well-Protected by Patents – Ensysce has over 100 patents already issued in 25 countries, which should provide a barrier to entry from new competitors globally.

Well-Rounded Seasoned Management – Ensysce has an experienced leadership team with significant expertise and experience in all facets of biotech company-building, from drug development to commercialization.

CONTACT US

ENSYSCE BIOSCIENCES
7946 IVANHOE AVENUE, LA JOLLA, CA, 92037
UNITED STATES
(858) 263-4196
INFO@ENSYSCE.COM

APPENDIX

EXTENSIVE PATENT PORTFOLIO

Ensysce has over 100 patents already issued in 25 countries, ensuring barriers to entry for new companies globally

- Ensysce's technology is well-protected by a **suite of 111 patents issued** in the U.S. and overseas (the UK, a majority of the EU, Australia, China, and others with a total of 25 countries), ensuring a **barrier to entry** for other companies in these markets.
- These patents provide protection to the **underlying molecules** of both the immediate and extended release formulations of Ensysce.
- Ensysce **patent pipeline will grow** with a number of new products in development, has a library of trade secrets and trademarks.

Color coded regions on the map indicate countries where patents have been issued



Clinical Proof of Concept

PF614

PF614: TAAP Oxycodone prodrug evaluated in Phase 1 clinical trial.

PF329

PF329: TAAP Hydromorphone prodrug evaluated in Phase 1 clinical trial alone and in combination with trypsin inhibitor, Nafamostat.

ENSYSCE'S REVOLUTIONARY ABUSE-RESISTANT OPIOIDS

Ensysce has developed a breakthrough technology to make novel opioids that it believes provide effective pain-relief without causing abuse and addiction

- **TAAP breakthrough technology** is a chemical modulation of opioids.
- It has a revolutionary **2-step release process** that seeks to achieve **the intended goal of effective pain-relief while eliminating the potential for user abuse.**
- **TAAP PF614** is chemically modified oxycodone – is inactive and can only be activated by the enzyme Trypsin only be found in a person's gut.
- **TAAP effectively eliminates all forms of potential abuse**, since the opioid is in an inactive state and cannot be activated through injection, inhalation or chewing.

Ensysce's breakthrough opioid is activated by enzyme Trypsin present only in gut



opioid + linker : amino acid
STEP 1
ACTIVATION
1
+ trypsin
exists in the gut only
STEP 2
RELEASE
opioid + linker
amino acid
2
+ time
chemically designed release timing
T = 1 to 6 hours
Fast = IR (immediate release)
Slow = ER (extended release)
Free and active drug absorbed into blood
opioid
cyclic urea

Ensysce's PF614 and nafamostat are currently in clinical and pre-clinical trials, involving both the TAAP platform and MPAR platform. Accordingly, PF614 and nafamostat have the risks and uncertainties inherent in any drug in trial-phase, which include, but are not limited to, a failure to show sufficient efficacy to obtain FDA approval, the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed herein and the possibility that presently unknown safety risks may occur. TAAP and MPAR designed to accomplish these results. There can be no assurance that these results will continue to be demonstrated in clinical trails and the products will be successfully developed. The statements made concerning PF614, nafamostat, TAAP and MPAR are subject to the complete set of risks set

PF614 MPAR™ BLOCKS OXYCODONE RELEASE with overdose


WITHOUT MPAR™
(PF614 without TI nafamostat)
Oxycodone mean concentration (ng/mL)
25
20
15
10
5
0
10 dose units
6 dose units
3 dose units
1 dose units
0
4
8
12
16
20
24
Time (hr)


WITH MPAR™
(PF614 with TI nafamostat)
Oxycodone mean concentration (ng/mL)
25
20
15
10
5
0
0
4
8
12
16
20
24
Time (hr)
in rats n=4 / dose

- Trypsin inhibition using nafamostat prevents opioid overdose by reducing PF614 activation with increasing dose unit administration
- Data on the right demonstrate the effectiveness of Ensysce's MPAR™ overdose protection, as oxycodone concentration does not rise in blood at high-doses due to MPAR™-enabled trypsin inhibition

TAAP + MPAR™: PRECLINICAL DATA

Lead Product PF614: ER Oxycodone

Chemical approach to abuse deterrence



HN
NH2
NH
OH
N
O
O
O
N
H
N
O
N
H
O
H
N
O
OH
O

PF614
Extended release oxycodone

Properties	PF614
Abuse deterrence	✓
Susceptible to abuse: chewing	✗
Susceptible to abuse: extraction/injection	✗
Simple coating/reformulation	✗
Half-life 12 hrs. for twice a day product	✓
Two-step oral activation	✓
Overdose solution: MPAR™	✓

PF614: Phase 1 Summary

Phase 1 Design and Results

- Single ascending dose (SAD) study in up to 48 healthy subjects; 15 to 200 mg fasted/ 200 mg fed.

- Cohorts 1 to 6 : 15 to 200 mg PF614 matched to 10 to 80 mg OxyContin.

- Randomized: *PF614* (n=6 per cohort) or *OxyContin* comparator arm (n=2).

- Safety and pharmacokinetic endpoints.

- **Cohort 1:**
  - PF614 solution: 15 mg (6.3 mg oxycodone equivalent)
  - OxyContin tablet : 10 mg

- Presented International Anesthesia Research Society (IARS), May 2017


PF614 Phase 1: Cohort 1
Administered
PF614
Oxycontin
Oxycodone (ng/ml)
0
2
4
6
8
10
12
0
10
20
30
40
50
60
70
Time (hours)
BQL values displayed at zero
Page

Oxycodone released from:
PF614 (red) or OxyContin (Blue)

Shows PF614 provides oxycodone with same extended release format as OxyContin.

PF614: DESIGNED FOR SAFER, MORE EFFICIENT & LONGER-LASTING PAIN RELIEF



Oxycodone concentration in Blood vs. Time
SLOW ONSET
max blood levels reached @ 4–6h across all cohorts
Oxycodone mean concentration (ng/mL)
100
80
60
40
20
0
0
6
12
18
24
30
36
Time (hr)
Dose / n / Naltrexone / meal
15 mg / 21 / no / fasted
15 mg / 22 / yes / fasted
25 mg / 6 / yes / fasted
50 mg / 6 / yes / fasted
100 mg / 6 / yes / fasted
200 mg / 6 / yes / fasted
200 mg / 8 / yes / high-fat

TAAP: CLINICAL DATA

ABUSE PREVENTION

- As shown in the graph on the left, the onset of Ensysce's PF614 in blood is slow even at higher doses, **demonstrating the ability to prevent opioid pleasure (euphoria) and abuse**

SAFE

- PF614 has **shown to be safe**, and no unexpected adverse events were observed in Phase I

EFFICIENT CONVERSION TO OXYCODONE

- PF614 is effectively converted to Oxycodone with an **efficiency of 90%**, thereby replicating the pain-relief by OxyContin (oxycodone)

PF614 LONGER LASTING COMPARED TO OXYCONTIN



Oxycodone half life
TAAP: CLINICAL DATA
40
30
20
10
0
Dose (PF614 / OxyContin)
15 mg / 10 mg
25 mg / 10 mg
50 mg / 20 mg
100 mg / 50 mg
200 mg / 80 mg
200 mg / --
PF614
Half Life = 12.7 hr
OxyContin
Half Life = 7.6 hr

True Twice-a-Day Product

- Ensysce's opioid **PF614's half-life is 12.7 hours**, versus OxyContin's 7.6 hours
- As a result, Ensysce's PF614 is more convenient for the patient, since PF614 needs to be taken only **twice-a-day**, in contrast to OxyContin (which some patients end up taking **three times per day**)

PF614: Clinical Activation and Metabolism

Unique 2-step process



PF614
"Bioactivation"
Via Digestive Enzyme
PFR06082
PFR06112
Opioid
"Clock"
Arg-Gly-Mal
Intramolecular
Cyclization-Release
Reaction
Cyclic Urea
Oxycodone
PFR06110

All metabolites are followed in clinical trial. One subject at high dose PF614 (1503) and Oxycontin (1504) equivalent displayed.



Oxycodone levels from PF614 200 mg
ID: 1503
PF614 (200 mg)
Naltrexone: Yes
Oxycodone (ng/ml)
PF614 (ng/ml)
PFR06082 (ng/ml)
PFR06110 (ng/ml)
PFR06112 (ng/ml)
Time (hours)
Oxycodone levels from OxyContin 80 mg
ID: 1504
OxyContin (80 mg)
Naltrexone: Yes
Oxycodone (ng/ml)
Time (hours)

*Additional Clinical data upon request